UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 22, 2008

Date of Report (Date of earliest event reported)

HEARST-ARGYLE TELEVISION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14776	74-2717523
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 West 57th Street

New York, New York 10019

(Address of Principal Executive Offices)  (Zip Code)

(212) 887-6800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On September 22, 2008, the Registrant’s board of directors approved an amendment and restatement to the Registrant’s Bylaws. The amendment clarifies that the rights to indemnification and advancement of expenses are contractual rights between the Registrant and each covered officer or director that vest upon the commencement of the covered person’s service, and that the indemnification and advancement provisions of the Bylaws may not be retroactively amended to adversely affect the rights of such covered persons.  The Amended and Restated Bylaws are attached as Exhibit 3.1.

Item 9.01.  Financial Statements and Exhibits.

(D) Exhibits

Exhibit No.	Exhibit

3.1	Amended and Restated Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARST-ARGYLE TELEVISION, INC.

By:
/s/ Jonathan C. Mintzer
Jonathan C. Mintzer
Vice President, General Counsel and
Secretary

Date: September 24, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	Amended and Restated Bylaws.